Exhibit 99.1

CERTIFICATE OF DESIGNATION OF

SERIES B-[_] RESETTABLE CONVERTIBLE PREFERRED STOCK OF

BENEFICIENT

(Pursuant to NRS 78.1955)

Beneficient, a corporation organized and existing under the laws of the State of Nevada (the “Corporation”), does hereby certify that, pursuant to the authority conferred on its board of directors (the “Board of Directors”) by its articles of incorporation (the “Articles of Incorporation”) and in accordance with Section 78.1955 of the Nevada Revised Statutes, the Board of Directors adopted the following resolution establishing a series of [___] shares of Preferred Stock of the Corporation designated as Series B-[_] Resettable Convertible Preferred Stock.

BE IT RESOLVED, that pursuant to the authority conferred on the Board of Directors of this Corporation by the Articles of Incorporation, a series of Preferred Stock, $0.001 par value, of the Corporation be and hereby is established and created, and that the designation and number of shares thereof and the voting and other powers, preferences and relative, participating, optional or other rights of the shares of such series and the qualifications, limitations and restrictions thereof are as follows:

1.

Designation and Number. A series of Preferred Stock, designated as Series B-[_] Resettable Convertible Preferred Stock (“Series B-[_] Preferred Stock”), is hereby established. The number of authorized shares of Series B-[_] Preferred Stock shall initially be [___] shares.

2.	No Sinking Fund. There shall be no sinking fund for the payment of dividends or liquidation preferences on Series B-[_] Preferred Stock or the redemption of any shares thereof.

3.

Rank. Series B-[_] Preferred Stock will, with respect to dividend rights and rights upon liquidation, dissolution or winding up of the Corporation, rank: (a) senior to the Corporation’s common stock; (b) pari passu with the Corporation’s Series A Convertible Preferred Stock, par value $0.001 per share, Series B-1 Resettable Convertible Preferred Stock, par value $0.001 per share, Series B-2 Resettable Convertible Preferred Stock, par value $0.001 per share and Series B-3 Resettable Convertible Preferred Stock, par value $0.001 per share (“Parity Stock”); (c) senior, pari passu or junior with respect to any other series of preferred stock, as set forth in the Certificate of Designation with respect to such preferred stock; and (d) junior to all existing and future indebtedness of the Corporation.

4.

Liquidation Preference. In the event of any liquidation or dissolution of the Corporation, no distributions of available funds and assets will be made to the holders of capital stock junior to the Series B-[_] Preferred Stock until the holders of Series B-[_] Preferred Stock receive a per share amount equal to the greater of (A) $10.00 and (B) the amount such holder would receive if such holder converted such Series B-[_] Preferred Stock into Class A Common Stock immediately prior to the date of such payment, provided that if the liquidation funds are insufficient to pay the full amount due to each holder and each holder of Parity Stock, then each holder and each holder of Parity Stock shall receive a percentage of the liquidation funds equal to the full amount of liquidation funds payable to such holder and such holder of Parity Stock as a liquidation preference, in accordance with their respective certificate of designations (or equivalent), as a percentage of the full amount of liquidation funds payable to all holders of Series B-[_] Preferred Stock and holders of shares of Parity Stock (the “Liquidation Preference”). For the avoidance of doubt, the Liquidation Preference shall not be limited by the Beneficial Ownership Limitation.

4.1.

Adjustment. For purposes of this Section 4, in the event that the shares of Series B-[_] Preferred Stock have not been converted into shares of the Corporation’s Class A Common Stock, par value $0.001 per share (“Class A Common Stock”), and in the event that the Corporation either: (a) subdivides (by stock split, reclassification or otherwise) the outstanding shares of Series B-[_] Preferred Stock into a greater number of shares of Series B-[_] Preferred Stock; or (b) combines or consolidates (by reverse stock split) the outstanding shares of Series B-[_] Preferred Stock into a smaller number of shares of Series B-[_] Preferred Stock, then the Liquidation Preference shall be proportionately decreased or increased, as appropriate, simultaneously with the occurrence of such event.

4.2.

Consolidation or Merger of the Corporation. The consolidation or merger of the Corporation with or into any other corporation, trust or entity or of any other corporation, trust or entity with or into the Corporation, or the sale, lease, exchange offer, tender offer or any other transfer, or conveyance of all or substantially all of the property or business of the Corporation, shall not be deemed to constitute a liquidation, dissolution or winding up of the Corporation.

4.3.

No Further Rights. After payment of the full amount of the Liquidation Preference, the holders of Series B-[_] Preferred Stock will have no right or claim to any of the remaining assets of the Corporation by virtue of their ownership of Series B-[_] Preferred Stock.

5.

No Voting Rights. Except as required by law, the holders of Series B-[_] Preferred Stock shall not be entitled to vote at any meeting of the stockholders for election of members of the Board of Directors of the Corporation or for any other purpose or otherwise to participate in any action taken by the Corporation or the stockholders thereof, or to receive notice of any meeting of stockholders.

6.	Dividend Rights. Dividends will be paid on the Series B-[_] Preferred Stock on an as-converted basis when, as, and if paid on the Class A Common Stock.

7.

Optional Conversion. Subject to the Approval Requirement, each share of Series B-[_] Preferred Stock is convertible, at the option of the holder thereof upon two business days’ written notice to the Corporation, into a number of shares of Class A Common Stock that is equal to the Stated Value divided by the Conversion Price (as defined below) in effect as of the date of such notice (the “Conversion Rate”). The Conversion Price shall be subject to reset on each date (each such date, a “Reset Date”) that is the last day of each month following the date of issuance of the Series B-[_] Preferred Stock (the “Original Issue Date”). On each Reset Date, the Conversion Price shall be increased or decreased to the Prevailing Market Price (as defined below), provided that in no event shall the reset Conversion Price be lower than [20-50]% of the initial Conversion Price or higher than the initial Conversion Price, in each case subject to adjustments for stock dividends, splits or combinations, reorganizations, recapitalizations or similar transactions.

7.1.	As used herein, the term “Stated Value” shall mean $10.00 per share of Series B-[_] Preferred Stock.

7.2.	As used herein, the term “Conversion Price” shall initially mean $0.1313 per share.

7.3.

As used herein, the term “Prevailing Market Price” shall mean the five-day trailing volume weighted average price of the Class A Common Stock on the Nasdaq Capital Market or such other national securities exchange on which the Class A Common Stock is listed for trading for the period ending on the last trading date on or before the applicable Reset Date as reported by Bloomberg Financial Markets or an equivalent reporting service as determined by the Corporation.

7.4.

As used herein, the term “Approval Requirement” shall mean such approval as may be required by the applicable rules and regulations of the Nasdaq Capital Market, or such other national securities exchange on which the Class A Common Stock is listed for trading on the Original Issue Date, from the shareholders of the Corporation with respect to the issuance of all shares of Class A Common Stock pursuant to the ffVC Transactions in excess of 19.99% of the Corporation’s outstanding shares of Class A Common Stock and Class B Common Stock as of the Original Issue Date.

7.5.

As used herein, the term “ffVC Transactions” shall mean the transactions contemplated by those certain Alternative Asset Purchase Agreements, effective as of [__], 2024, by and among the Corporation, Beneficient Fiduciary Financial, L.L.C., a Kansas Technology-Enabled Fiduciary Financial Institution, and each of (i) ffVC Silver SPV, L.P., a Delaware limited partnership and ff Silver Venture Capital Fund, L.P., a Delaware limited partnership, (ii) [ffVC Blue SPV, L.P.], a Delaware limited partnership and ff Blue Private Equity Fund, L.P., a Delaware limited partnership and (iii) [ffVC Rose SPV, L.P.], a Delaware limited partnership and ff Rose Venture Capital Fund, L.P., a Delaware limited partnership.

8.

Mandatory Conversion. Each outstanding share of Series B-[_] Preferred Stock will automatically convert into a number of shares of Class A Common Stock (the “Mandatory Conversion”) as is determined by the Conversion Rate then in effect on the date (the “Mandatory Conversion Date”) that is the earliest to occur of: (a) the last day of the month in which the fifth anniversary of the Original Issue Date occurs, if either the Corporation has filed all annual reports on Form 10-K and quarterly reports on Form 10-Q that are then required to have been filed in the preceding twelve months with the United States Securities and Exchange Commission (the “SEC”) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or a resale registration statement with respect to the shares of Class A Common Stock underlying the Series B-[_] Preferred Stock (the “Resale Registration Statement”) has become effective and is in full force and effect at the time of such Mandatory Conversion and (b) if the conditions of clause (a) are not met on the date that is the last day of the month in which the fifth anniversary of the Original Issue Date occurs, the first date thereafter on which any shares of Series B-[_] Preferred Stock may be resold pursuant to Rule 144 under the Securities Act of 1933, as amended (the “Securities Act”), or the Resale Registration Statement has become effective.

8.1.

Notwithstanding the foregoing, the Series B-[_] Preferred Stock shall not convert into Class A Common Stock to the extent such conversion would cause a holder to exceed the Beneficial Ownership Limitation (as defined below) under Section 9 hereof and to the extent a conversion would cause a holder to exceed the Beneficial Ownership Limitation, the conversion of the portion of such conversion that would exceed the Beneficial Ownership Limitation shall be delayed until the first day the conversion of such portion would not cause the holder to exceed the Beneficial Ownership Limitation.

8.2.

To the extent any such share of Series B-[_] Preferred Stock has not otherwise automatically converted into shares of Class A Common Stock pursuant to this Section 8, the Conversion Price for such shares shall be subject to additional resets on the terms described in Section 7 hereof on the last date of each month.

9.

Beneficial Ownership Limitation. The Corporation shall not effect any conversion of the Series B-[_] Preferred Stock, including, without limitation, a Mandatory Conversion, and a holder of the Series B-[_] Preferred Stock shall not have the right to receive dividends hereunder or convert any portion of the Series B-[_] Preferred Stock, to the extent that, after giving effect to such a conversion, such holder would (together with such holder’s affiliates and any persons acting as a group together with such holder or any of such holder’s affiliates (such persons, “Attribution Parties”)) own in excess of the Beneficial Ownership Limitation. For purposes of the foregoing sentence, the number of shares of Class A Common Stock beneficially owned by such holder and its affiliates and Attribution Parties shall include the number of shares of Class A Common Stock received as shares pursuant to a dividend or issuable upon conversion of the Series B-[_] Preferred Stock with respect to which such determination is being made, but shall exclude the number of shares of Class A Common Stock which are issuable upon (a) conversion of the remaining, unconverted Series B-[_] Preferred Stock beneficially owned by such holder or any of its affiliates or Attribution Parties and (b) exercise or conversion of the unexercised or unconverted portion of any other securities of the Corporation subject to a limitation on conversion or exercise analogous to the limitation contained herein (including, without limitation, the Series B-[_] Preferred Stock) beneficially owned by such holder or any of its affiliates or Attribution Parties. Except as set forth in the preceding sentence, for purposes of this Section 9, beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder, it being acknowledged by the holder that the Corporation is not representing to the holder that such calculation is in compliance with Section 13(d) of the Exchange Act and the holder is solely responsible for any schedules required to be filed in accordance therewith (other than as it relates to a holder relying on the number of shares issued and outstanding as provided by the Corporation pursuant to this Section 9). In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this Section 9, in determining the number of outstanding shares of Class A Common Stock, a holder may rely on the number of outstanding shares of Class A Common Stock as stated in the most recent of the following: (i) the Corporation’s most recent periodic or annual report filed with the SEC, as the case may be, (ii) a more recent public announcement by the Corporation or (iii) a more recent written notice by the Corporation or the Corporation’s transfer agent setting forth the number of shares of Class A Common Stock outstanding.

9.1.

As used herein, the term “Beneficial Ownership Limitation” shall initially mean 4.99% of the number of shares of the Class A Common Stock outstanding immediately after giving effect to the issuance of shares of Class A Common Stock issuable upon conversion of Series B-[_] Preferred Stock held by the applicable holder. A holder, upon at least sixty-one (61) days advance notice to the Corporation, may terminate, waive, increase or decrease the Beneficial Ownership Limitation provisions of this Section 9 provided that such termination, waiver, increase or other modification shall not require the Corporation to issue more than 19.99% of the number of shares of the Class A Common Stock outstanding immediately after giving effect to the issuance of shares of Class A Common Stock issuable upon conversion of Series B-[_] Preferred Stock held by the applicable holder.

10.

No Fractional Shares. The Corporation shall not issue any fractional shares of Class A Common Stock upon conversion of shares of Series B-[_] Preferred Stock. If the conversion would result in the issuance of a fraction of a share of Class A Common Stock, the Corporation shall round such fraction of a share of Class A Common Stock up to the nearest whole share.

11.

Adjustment for Reclassification, Exchange, and Substitution. If at any time or from time to time after the Original Issue Date, the shares of Class A Common Stock issuable upon the conversion of the Series B-[_] Preferred Stock shall be changed into the same or a different number of shares of any class or classes of stock, whether by recapitalization, reclassification, reorganization, merger, exchange, consolidation, sale of assets or otherwise (other than by a Class A Common Stock Event (as defined below) or a stock dividend or distribution provided for elsewhere in this Certificate of Designation), then, in any such event, the Series B-[_] Preferred Stock shall thereafter convert into the kind and amount of stock and other securities and property receivable upon such recapitalization, reclassification, reorganization, merger, exchange, consolidation, sale of assets or other change by a holder of the number of shares of Class A Common Stock into which such shares of Series B-[_] Preferred Stock would have been converted immediately prior to such recapitalization, reclassification, reorganization, merger, exchange, consolidation, sale of assets or other change, all subject to further adjustment as provided herein or with respect to such other securities or property by the terms thereof.

12.

Adjustment Upon Class A Common Stock Event. In the event that a Class A Common Stock Event occurs at any time or from time to time after the Original Issue Date, the Conversion Price in effect immediately prior to such event shall, simultaneously with the occurrence of such Class A Common Stock Event, be proportionately decreased or increased, as appropriate. The Conversion Price shall be readjusted in the same manner upon the happening of each subsequent Class A Common Stock Event.

12.1.

Class A Common Stock Event. As used herein, the term “Class A Common Stock Event” means: (1) the declaration or payment of any dividend or other distribution on the Class A Common Stock, without consideration, payable to one or more stockholders in additional shares of Class A Common Stock or other securities or rights convertible into, or entitling the holder thereof to receive, directly or indirectly, additional shares of Class A Common Stock; (2) a subdivision (by stock split, reclassification or otherwise) of the outstanding shares of Class A Common Stock into a greater number of shares of Class A Common Stock; or (3) a combination or consolidation (by reverse stock split) of the outstanding shares of Class A Common Stock into a smaller number of shares of Class A Common Stock.

13.

Transfer Restrictions. The shares of Series B-[_] Preferred Stock may not be sold, assigned or otherwise transferred without the written consent of the Corporation. Any such sale, assignment or transfer shall be void ab initio and of no effect. For avoidance of doubt, this Section 13 shall not apply to shares of Class A Common Stock issued upon conversion of the Series B-[_] Preferred Stock.

14.

Notice. Except as may otherwise be provided for herein, all notices referred to herein shall be in writing, and all notices hereunder shall be deemed to have been given upon the earlier of receipt of such notice or four business days after the mailing of such notice, if sent by registered mail, with postage pre-paid, addressed: (a) if to the Corporation, to the attention of its corporate secretary or to an agent of the Corporation designated as permitted by the Corporation’s Articles of Incorporation, as amended; (b) if to any holder of Series B-[_] Preferred Stock, to such holder at the address of such holder as listed in the stock record books of the Corporation (which may include the records of the Corporation’s transfer agent); or (c) to such other address as the Corporation or holder, as the case may be, shall have designated by notice similarly given.